Exhibit 10.8

Power of Attorney

I, Sha Yunlong, with identity card number of [                    ], am a Chinese citizen, with domicile at the Ministry of Personnel National Talent Exchange Center and Talent Market, 13 Sanlihe Road, Haidian District, Beijing, and as of the date of signing this Power of Attorney hold 64.243% equity of Puxin Education Technology Group Co., Ltd (hereinafter referred to as the “Company”). In respect of the aforesaid equity, I hereby irrevocably authorize Purong (Beijing) Information Technology Co., Ltd. (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

I exclusively authorize WFOE or the individual(s) designated by WFOE (the “Trustee”) on my behalf to exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1) Convene shareholders’ meetings pursuant to the articles of association of the Company, and attend the shareholders’ meetings and sign the resolutions and minutes of the relevant shareholders’ meetings;

2) Exercise all my rights in the Company as a shareholder under the laws and the articles of association respectively at the shareholders’ meetings, including but not limited to voting rights, nomination rights and appointment rights;

3) Submit on my behalf any documents that are necessary to submit by shareholders of the Company to the relevant competent government authorities;

4) Exercise in accordance with the laws and the articles of association the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the equity I hold in the Company, the rights of distribution of the remaining assets after liquidation of the Company, and other rights of operation of the Company;

5) Constitute a liquidation team and exercise the power entitled to the liquidation team, including but not limited to management of the assets of the Company, during the liquidation period in compliance with the laws when the Company is liquidated or dissolved;

6) Inspect the resolutions of the shareholders’ meetings, the resolutions of the board of directors, records and financial accounting statements and reports of the Company in accordance with the laws; and

7) All other rights (including but not limited to all the rights under the laws and the articles of association) entitled to me as a shareholder of the Company.

Without any restriction on this authorization and within the scope of authorization, the Trustee shall have the right to sign and perform on my behalf as the contractual party the equity transfer contract stipulated in the Exclusive Call Option Agreement, and sign and perform as scheduled on my behalf as the contractual party the Equity Pledge Agreement and Exclusive Call Option Agreement, as well as the supplemental agreements of the aforesaid agreements.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, I undertake to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets.

During the period when I am a shareholder of the Company, no matter how the equity proportion I hold in the Company is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues me a written notice of replacing the Trustee, I shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of my consent. In addition, I will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, I hereby give up all rights of exercising the power entitled to the Trustee through this Power of Attorney and no longer exercise such rights by myself. If I become a person without capacity for civil conduct or with limited capacity for civil conduct, any my successors, guardians or administrators shall continue to comply with the stipulation of this Power of Attorney upon inheriting or managing the shareholders’ rights entitled to me as a shareholder of the Company.

I accept and bear the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. I hereby confirm that in no event shall the Trustee be liable for or make any financial compensation whatsoever in respect of the exercise of the aforesaid entrusted rights. And I agree to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

I will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will procure the Company to provide full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for examination, approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the Company, and accessing to related information of the Company.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except my violation of the terms of this Power of Attorney) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall, once signed, supersede any undertakings, memorandums, agreements or any other documents previously made in connection with matters of this Power of Attorney, and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, the Company, me and other relevant parties.

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(This page is the signature page of the Power of Attorney)

Sha Yunlong

Signature:	/s/ Sha Yunlong

Date:	February 5, 2018

Power of Attorney

I, Gao Liang, with identity card number of [                    ], am a Chinese citizen, with domicile at No. 302, Gate 2, Block 8, Dongxing New District, Dongxiachi Village, Xigong District, Luoyang City, Henan Province , and as of the date of signing this Power of Attorney hold 5.698% equity of Puxin Education Technology Group Co., Ltd (hereinafter referred to as the “Company”). In respect of the aforesaid equity, I hereby irrevocably authorize Purong (Beijing) Information Technology Co., Ltd. (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

I exclusively authorize WFOE or the individual(s) designated by WFOE (the “Trustee”) on my behalf to exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1) Convene shareholders’ meetings pursuant to the articles of association of the Company, and attend the shareholders’ meetings and sign the resolutions and minutes of the relevant shareholders’ meetings;

2) Exercise all my rights in the Company as a shareholder under the laws and the articles of association respectively at the shareholders’ meetings, including but not limited to voting rights, nomination rights and appointment rights;

3) Submit on my behalf any documents that are necessary to submit by shareholders of the Company to the relevant competent government authorities;

4) Exercise in accordance with the laws and the articles of association the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the equity I hold in the Company, the rights of distribution of the remaining assets after liquidation of the Company, and other rights of operation of the Company;

5) Constitute a liquidation team and exercise the power entitled to the liquidation team, including but not limited to management of the assets of the Company, during the liquidation period in compliance with the laws when the Company is liquidated or dissolved;

6) Inspect the resolutions of the shareholders’ meetings, the resolutions of the board of directors, records and financial accounting statements and reports of the Company in accordance with the laws; and

7) All other rights (including but not limited to all the rights under the laws and the articles of association) entitled to me as a shareholder of the Company.

Without any restriction on this authorization and within the scope of authorization, the Trustee shall have the right to sign and perform on my behalf as the contractual party the equity transfer contract stipulated in the Exclusive Call Option Agreement, and sign and perform as scheduled on my behalf as the contractual party the Equity Pledge Agreement and Exclusive Call Option Agreement, as well as the supplemental agreements of the aforesaid agreements.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, I undertake to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets.

During the period when I am a shareholder of the Company, no matter how the equity proportion I hold in the Company is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues me a written notice of replacing the Trustee, I shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of my consent. In addition, I will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, I hereby give up all rights of exercising the power entitled to the Trustee through this Power of Attorney and no longer exercise such rights by myself. If I become a person without capacity for civil conduct or with limited capacity for civil conduct, any my successors, guardians or administrators shall continue to comply with the stipulation of this Power of Attorney upon inheriting or managing the shareholders’ rights entitled to me as a shareholder of the Company.

I accept and bear the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. I hereby confirm that in no event shall the Trustee be liable for or make any financial compensation whatsoever in respect of the exercise of the aforesaid entrusted rights. And I agree to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

I will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will procure the Company to provide full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for examination, approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the Company, and accessing to related information of the Company.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except my violation of the terms of this Power of Attorney) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall, once signed, supersede any undertakings, memorandums, agreements or any other documents previously made in connection with matters of this Power of Attorney, and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, the Company, me and other relevant parties.

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(This page is the signature page of the Power of Attorney)

Gao Liang

Signature:	/s/ Sha Yunlong

Date:	February 5, 2018

Power of Attorney

I, Li Gang, with identity card number of [                    ], am a Chinese citizen, with domicile at Flat 4, 3 Tongyu Road, Shibei District, Qingdao City, Shandong Province, and as of the date of signing this Power of Attorney hold 3.419% equity of Puxin Education Technology Group Co., Ltd. (hereinafter referred to as the “ Company”). In respect of the aforesaid equity, I hereby irrevocably authorize Purong (Beijing) Information Technology Co., Ltd (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

I exclusively authorize WFOE or the individual(s) designated by WFOE ( the “Trustee”) on my behalf to exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1) Convene shareholders’ meetings pursuant to the articles of association of the Company, and attend the shareholders’ meetings and sign the resolutions and minutes of the relevant shareholders’ meetings;

2) Exercise all my rights in the Company as a shareholder under the laws and the articles of association respectively at the shareholders’ meetings, including but not limited to voting rights, nomination rights and appointment rights;

3) Submit on my behalf any documents that are necessary to submit by shareholders of the Company to the relevant competent government authorities;

4) Exercise in accordance with the laws and the articles of association the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the equity I hold in the Company, the rights of distribution of the remaining assets after liquidation of the Company, and other rights of operation of the Company;

5) Constitute a liquidation team and exercise the power entitled to the liquidation team, including but not limited to management of the assets of the Company, during the liquidation period in compliance with the laws when the Company is liquidated or dissolved;

6) Inspect the resolutions of the shareholders’ meetings, the resolutions of the board of directors, records and financial accounting statements and reports of the Company in accordance with the laws; and

7) All other rights (including but not limited to all the rights under the laws and the articles of association) entitled to me as a shareholder of the Company.

Without any restriction on this authorization and within the scope of authorization, the Trustee shall have the right to sign and perform on my behalf as the contractual party the equity transfer contract stipulated in the Exclusive Call Option Agreement, and sign and perform as scheduled on my behalf as the contractual party the Equity Pledge Agreement and Exclusive Call Option Agreement, as well as the supplemental agreements of the aforesaid agreements.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, I undertake to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets.

During the period when I am a shareholder of the Company, no matter how the equity proportion I hold in the Company is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues me a written notice of replacing the Trustee, I shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of my consent. In addition, I will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, I hereby give up all rights of exercising the power entitled to the Trustee through this Power of Attorney and no longer exercise such rights by myself. If I become a person without capacity for civil conduct or with limited capacity for civil conduct, any my successors, guardians or administrators shall continue to comply with the stipulation of this Power of Attorney upon inheriting or managing the shareholders’ rights entitled to me as a shareholder of the Company.

I accept and bear the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. I hereby confirm that in no event shall the Trustee be liable for or make any financial compensation whatsoever in respect of the exercise of the aforesaid entrusted rights. And I agree to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

I will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will procure the Company to provide full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for examination, approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the Company, and accessing to related information of the Company.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except my violation of the terms of this Power of Attorney) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall, once signed, supersede any undertakings, memorandums, agreements or any other documents previously made in connection with matters of this Power of Attorney, and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, the Company, me and other relevant parties.

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(This page is the signature page of the Power of Attorney)

Li Gang

Signature:	/s/ Sha Yunlong

Date:	February 5, 2018

Power of Attorney

I, Xiao Yun, with identity card number of [                    ], am a Chinese citizen, with domicile at Room 401, Unit 1, 32 Block, 47 Hongqi Avenue, Zhanggong District, Ganzhou City, Jiangxi Province, and as of the date of signing this Power of Attorney hold 1.140% equity of Puxin Education Technology Group Co., Ltd. (hereinafter referred to as the “Company”). In respect of the aforesaid equity, I hereby irrevocably authorize Purong (Beijing) Information Technology Co., Ltd. (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

I exclusively authorize WFOE or the individual(s) designated by WFOE (the “Trustee”) on my behalf to exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1) Convene shareholders’ meetings pursuant to the articles of association of the Company, and attend the shareholders’ meetings and sign the resolutions and minutes of the relevant shareholders’ meetings;

2) Exercise all my rights in the Company as a shareholder under the laws and the articles of association respectively at the shareholders’ meetings, including but not limited to voting rights, nomination rights and appointment rights;

3) Submit on my behalf any documents that are necessary to submit by shareholders of the Company to the relevant competent government authorities;

4) Exercise in accordance with the laws and the articles of association the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the equity I hold in the Company, the rights of distribution of the remaining assets after liquidation of the Company, and other rights of operation of the Company;

5) Constitute a liquidation team and exercise the power entitled to the liquidation team, including but not limited to management of the assets of the Company, during the liquidation period in compliance with the laws when the Company is liquidated or dissolved;

6) Inspect the resolutions of the shareholders’ meetings, the resolutions of the board of directors, records and financial accounting statements and reports of the Company in accordance with the laws; and

7) All other rights (including but not limited to all the rights under the laws and the articles of association) entitled to me as a shareholder of the Company.

Without any restriction on this authorization and within the scope of authorization, the Trustee shall have the right to sign and perform on my behalf as the contractual party the equity transfer contract stipulated in the Exclusive Call Option Agreement, and sign and perform as scheduled on my behalf as the contractual party the Equity Pledge Agreement and Exclusive Call Option Agreement, as well as the supplemental agreements of the aforesaid agreements.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, I undertake to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets.

During the period when I am a shareholder of the Company, no matter how the equity proportion I hold in the Company is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues me a written notice of replacing the Trustee, I shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of my consent. In addition, I will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, I hereby give up all rights of exercising the power entitled to the Trustee through this Power of Attorney and no longer exercise such rights by myself. If I become a person without capacity for civil conduct or with limited capacity for civil conduct, any my successors, guardians or administrators shall continue to comply with the stipulation of this Power of Attorney upon inheriting or managing the shareholders’ rights entitled to me as a shareholder of the Company.

I accept and bear the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. I hereby confirm that in no event shall the Trustee be liable for or make any financial compensation whatsoever in respect of the exercise of the aforesaid entrusted rights. And I agree to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

I will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will procure the Company to provide full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for examination, approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the Company, and accessing to related information of the Company.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except my violation of the terms of this Power of Attorney) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall, once signed, supersede any undertakings, memorandums, agreements or any other documents previously made in connection with matters of this Power of Attorney, and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, the Company, me and other relevant parties.

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(This page is the signature page of the Power of Attorney)

Xiao Yun

Signature:	/s/ Sha Yunlong

Date:	February 5, 2018

Power of Attorney

Our company, Tianjin Puxian Education and Technology Limited Partnership, with the unified social credit code of 91120222300648730X, and domicile at unit 223-1, No. 8 Xingfu Street, Dajianchang, Wuqing District, Tianjin, as of the date of signing this Power of Attorney holds 18.233% equity of Puxin Education Technology Group Co., Ltd (hereinafter referred to as the “Company”). In respect of the aforesaid equity, our company hereby irrevocably authorizes Purong (Beijing) Information Technology Co., Ltd. (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

Our company exclusively authorizes WFOE or the individual(s) designated by WFOE (the “Trustee”) on behalf of our company to exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1) Convene shareholders’ meetings pursuant to the articles of association of the Company, and attend the shareholders’ meetings and sign the resolutions and minutes of the relevant shareholders’ meetings;

2) Exercise all the rights of our company as a shareholder in the Company under the laws and the articles of association respectively at the shareholders’ meetings, including but not limited to voting rights, nomination rights and appointment rights;

3) Submit on behalf of our company any documents that are necessary to submit by shareholders of the Company to the relevant competent government authorities;

4) Exercise in accordance with the laws and the articles of association the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the equity our company holds in the Company, the rights of distribution of the remaining assets after liquidation of the Company, and other rights of operation of the Company;

5) Constitute a liquidation team and exercise the power entitled to the liquidation team, including but not limited to management of the assets of the Company, during the liquidation period in compliance with the laws when the Company is liquidated or dissolved;

6) Inspect the resolutions of the shareholders’ meetings, the resolutions of the board of directors, records and financial accounting statements and reports of the Company in accordance with the laws; and

7) All other rights (including but not limited to all the rights under the laws and the articles of association) entitled to our company as a shareholder of the Company.

Without any restriction on this authorization and within the scope of authorization, the Trustee shall have the right to sign and perform on behalf of our company as the contractual party the equity transfer contract stipulated in the Exclusive Call Option Agreement, and sign and perform as scheduled on behalf of our company as the contractual party the Equity Pledge Agreement and Exclusive Call Option Agreement, as well as the supplemental agreements of the aforesaid agreements.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, our company undertakes to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets.

During the period when our company is a shareholder of the Company, no matter how the equity proportion our company holds in the Company is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues our company a written notice of replacing the Trustee, our company shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of consent from our company. In addition, our company will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, our company hereby gives up all rights of exercising the power entitled to the Trustee through this Power of Attorney and no longer exercises such rights by itself.

Our company accepts and bears the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. Our company hereby confirms that in no event shall the Trustee be liable for or make any financial compensation whatsoever in respect of the exercise of the aforesaid entrusted rights. And our company agrees to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

Our company will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will procure the Company to provide full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for examination, approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the Company, and accessing to related information of the Company.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except violation of the terms of this Power of Attorney by our company) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall, once signed, supersede any undertakings, memorandums, agreements or any other documents previously made in connection with matters of this Power of Attorney, and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, the Company, our company and other relevant parties.

[The remainder of this page is intentionally left blank]

(This page is the signature page of the Power of Attorney)

Tianjin Puxian Education and Technology Limited Partnership (seal)

Authorized representative (signature): /s/ Sha Yunlong

Date: February 5, 2018

/s/ Seal of Tianjin Puxian Education and Technology Limited Partnership

Power of Attorney

Our company, Ningbo Meishan Bonded Port Area Zhimei Phase V Equity Investment Limited Partnership, with the unified social credit code of 91330206MA28YH3T6T and the registered address at Room 4005, No. 11 Office Building, Business Center, Meishan Avenue, Beilun District, and as of the date of signing this Power of Attorney holds 7.267% equity of Puxin Education Technology Group Co., Ltd (hereinafter referred to as the “Company”). In respect of the aforesaid equity, our company hereby irrevocably authorizes Purong (Beijing) Information Technology Co., Ltd. (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

Our company exclusively authorizes WFOE or the individual(s) designated by WFOE (the “Trustee”) to, on behalf of our company, exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1)	Convene shareholders’ meetings pursuant to the articles of association of the Company, and attend the shareholders’ meetings and sign the resolutions and minutes of the relevant shareholders’ meetings;

2)	Exercise all the rights of our company as a shareholder in the Company under the laws and the articles of association respectively at the shareholders’ meetings, including but not limited to voting rights, nomination rights and appointment rights;

3)	Submit on behalf of our company any documents that are necessary to be submitted by shareholders of the Company to the relevant competent government authorities;

4)	Exercise in accordance with the laws and the articles of association the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the equity our company holds in the Company, the rights of distribution of the remaining assets after liquidation of the Company, and other rights of operation of the Company;

5)	Constitute a liquidation team and exercise the power that the liquidation team is entitled to in accordance with the laws, including but not limited to management of the assets of the Company, during the liquidation period when the Company is liquidated or dissolved;

6)	Inspect the resolutions of the shareholders’ meetings, the resolutions of the board of directors, records and financial accounting statements and reports of the Company in accordance with the laws; and

7)	All other rights (including but not limited to all the rights under the laws and the articles of association) that our company is entitled to as a shareholder of the Company.

Without forming any restriction on this authorization and within the scope of authorization, the Trustee shall have the right to sign and perform on behalf of our company as the contractual party the equity transfer contract stipulated in the Exclusive Call Option Agreement, and sign and perform as scheduled on behalf of our company as the contractual party the Equity Pledge Agreement and Exclusive Call Option Agreement, as well as the supplemental agreements of the aforesaid agreements.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, our company undertakes to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets of the Company.

During the period when our company is a shareholder of the Company, no matter how the equity proportion our company holds in the Company is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues our company a written notice of replacing the Trustee, our company shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of consent from our company. In addition, our company will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, our company hereby gives up all rights of exercising the power that the Trustee is entitled to through this Power of Attorney and no longer exercises such rights by itself.

Our company accepts and bears the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. Our company hereby confirms that in no event shall the Trustee be liable for or make any financial compensation in respect of the exercise of the aforesaid entrusted rights. And our company agrees to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

Our company will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will facilitate the Company in providing full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for examination, approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the Company, and accessing related information of the Company.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except violation of the terms of this Power of Attorney by our company) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall, once signed, supersede any undertakings, memorandums, agreements or any other documents previously made in connection with matters of this Power of Attorney, and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, the Company, our company and other relevant parties.

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(This page is the signature page of the Power of Attorney)

Ningbo Meishan Bonded Port Area Zhimei Phase V Equity Investment Limited Partnership (Seal)

Authorized representative (signature): /s/ Wu Zhiguang

Date: February 5, 2018

/s/ Seal of Ningbo Meishan Bonded Port Area Zhimei Phase V Equity Investment Limited Partnership

Power of Attorney

Our company, Puxin Education Technology Group Co., Ltd, is a limited liability company established and subsisting in accordance with the laws of China, with the unified social credit code of 91110108317937192W and the registered address at unit 05-535, 8/F, No. 18 Zhongguancun Avenue, Haidian District, Beijing, and as of the date of signing this Power of Attorney directly or indirectly holds equity or sponsor’s interest of the institutions (hereinafter referred to as the “Subject Interest”) set forth in the appendix to this Power of Attorney (hereinafter referred to as the “Subsidiaries”).

If our company increases any institutions invested or controlled (including but not limited to companies, schools and other affiliates directly or indirectly owned by our company with more than 50% investment interest) at any time after the date of signing this Power of Attorney, our company undertakes to add such new entities to the scope of the Subject Interest in this Power of Attorney.

In respect of the aforesaid Subject Interest, our company hereby irrevocably authorizes Purong (Beijing) Information Technology Co., Ltd. (hereinafter referred to as “WFOE”) to exercise the following rights during the validity period of this Power of Attorney in compliance with the laws and regulations of China:

Our company exclusively authorizes WFOE or the individual(s) designated by WFOE (the “Trustee”) to, on behalf of our company, exercise, including but not limited to, the following rights in accordance with the Trustee’s own purpose:

1) Convene shareholders’ meetings or meetings of board of directors/council pursuant to the articles of association of the companies or schools (as applicable, the same below), and attend the shareholders’ meetings or meetings of board of directors/council of the companies or schools and sign the resolutions and minutes of the relevant shareholders’ meetings or meetings of board of directors/council;

2) Exercise all the rights of our company as shareholders or sponsors of the companies or schools under the laws and the articles of association of the companies or schools respectively at the shareholders’ meetings or meetings of board of directors/council of the companies or schools, including but not limited to voting rights, nomination rights and appointment rights;

3) Submit on behalf of our company any documents that are necessary to be submitted to the relevant competent government authorities by shareholders of the companies or sponsors of the schools;

4) Under the conditions allowed by the laws, exercise in accordance with the laws and the articles of association of the companies or schools the rights of receiving dividends, selling or transferring or pledging or disposing of all or part of the Subject Interest our company holds in the companies or schools, the rights of distribution of the remaining assets after liquidation of the companies or schools, and other rights of operation of the companies or schools;

5) Constitute a liquidation team and exercise the power that the liquidation team is entitled to in accordance with the laws, including but not limited to management of the assets of the companies or schools, during the liquidation in liquidation or dissolution period of the companies or schools;

6) Inspect the resolutions of the shareholders’ meetings of the companies, the resolutions of the board of directors/council of the companies or schools, records and financial accounting statements and reports of the companies or schools in accordance with the laws; and

7) All other rights (including but not limited to all the rights under the laws and the articles of association of the companies or schools) that our company is entitled to as shareholders of companies or sponsors of schools.

Within the validity period of this Power of Attorney and subject to the restrictions of the laws of China, our company undertakes to deliver free of charge to WFOE or its designated third party the received distribution of dividends, bonuses or any assets as soon as possible and no later than three (3) days from the date of receipt of such distribution of dividends, bonuses or any assets of the companies or returns distributed by the schools.

During the period when our company is a shareholder of the companies or sponsor of the schools, no matter how the interest proportion our company holds in the companies or schools is changed, this Power of Attorney shall be irrevocable and effective from the date of signing the Power of Attorney. If and only if WFOE issues our company a written notice of replacing the Trustee, our company shall immediately appoint the then other trustee designated by WFOE to exercise the entrusted rights under this Power of Attorney, and the new authorization shall, once made, supersede the original authorization without the requirement of consent from our company. In addition, our company will not revoke the entrustment and authorization made to the Trustee. During the validity period of this Power of Attorney, our company hereby gives up all rights of exercising the power that the Trustee is entitled to through this Power of Attorney and no longer exercises such rights by itself.

Our company accepts and bears the corresponding responsibilities for any legal consequences arising from the exercise of the aforesaid entrusted rights by the Trustee. Our company hereby confirms that in no event shall the Trustee be liable for or make any financial compensation in respect of the exercise of the aforesaid entrusted rights. And our company agrees to indemnify WFOE, and hold it harmless, for all the loss suffered or likely to be suffered as a result of the exercise of the entrusted rights by the designated Trustee, including but not limited to litigation, recovery, arbitration, claim by any third party or any loss caused by administrative investigation or punishment of the government authorities.

Our company will provide full assistance to the Trustee in exercising the aforesaid entrusted rights and will facilitate the companies or schools in providing full assistance, including signing in time the legal documents of shareholders’ meetings or other relevant legal documents made by the Trustee if necessary (such as meeting the requirements of the government departments for approval, registration and filing of the required submitted documents), as well as entitling the Trustee the rights to know about the operations, business, customers, finance, employees and other relevant information of the companies or schools, and accessing to related information of the companies or schools.

In case the authorization or exercise of the aforesaid entrusted rights could not be realized for any reasons (except violation of the terms of this Power of Attorney by our company) at any time during the validity period of this trust, all parties shall immediately seek alternatives that are the closest to the unrealized ones, and sign supplemental agreements to amend or adjust the terms of this Power of Attorney to ensure the continuous realization of the purposes of this Power of Attorney if necessary.

This Power of Attorney will be effective from the date of signature and shall be continuously effective in the validity period of the Exclusive Management Services and Business Cooperation Agreement signed by WFOE, our company and other relevant parties.

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(This page is the signature page of the Power of Attorney)

Puxin Education Technology Group Co., Ltd (seal)

Authorized representative (signature): /s/ Sha Yunlong

Date: February 5, 2018

/s/ Seal of Puxin Education Technology Group Co., Ltd

Appendix:

No.	Name
1.	Shanghai Pukuan Education Technology Company Limited

2.	Shanghai Jinshan Xin Kebiao Education and Training Center

3.	Chongqing Puxin Education Technology Company Limited

4.	Chongqing Puxin Wuyou Education Information Consulting Services Company Limited

5.	Chongqing Shapingba Wuyou Education and Training School

6.	Chongqing Beibei Wuyou Education and Training School

7.	Chongqing Youfang Wuyou Education Information Consulting Services Company Limited

8.	Chongqing Jiulongpo Wuyou Education and Training Company Limited

9.	Beijing Xuezong Tianxia Education Technology Company Limited

10.	Beijing Puxing Education Technology Company Limited

11.	Beijing Puxian Education Technology Company Limited

12.	Beijing Haidian Puxin Training School

13.	Fuzhou Pude Education Technology Company Limited

14.	Fuzhou Gulou Xueyoufang Training School

15.	Hangzhou Puxin Technology Company Limited

16.	Hangzhou Feiyue Foreign Language Training School

17.	Hangzhou Yulan Professional School

18.	Shenyang Milestone Education Information Consulting Company Limited

19.	Dalian Puxin Education Technology Company Limited

20.	Shenyang Huanggu Dongfang Shenhua Arts Training school

21.	Shenyang Shenhe Dongfang Shenhua Education and Training Center

22.	Shenyang Heping Dongfang Shenhua Education and Training Center

23.	Shenyang Tiexi Dongfang Shenhua Education and Training Center

24.	Shenyang Bingying Modern Foreign Language Training School

25.	Shenyang Heping Bingying Education and Training Center

26.	Shenyang Shenhe Bingying Education and Training Center

27.	Shenyang Tiexi Bingying Education and Training Center

28.	Dalian Dongfang Shenhua Education Consulting Company Limited

29.	Dalian Shahekou Dongfang Shenhua Children’s Art Training School

30.	Yancheng Tiantian Xiangshang Education and Training Company Limited

31.	Beijing Milestone Education Consulting Company Limited

32.	Taiyuan Puxin Culture Communication Company Limited

33.	Taiyuan Meikang Training School

34.	Taiyuan Puxinxue Culture and Arts Company Limited

35.	Taiyuan Fubusi Education and Training School

36.	Jinan Pude Education Technology Company Limited

37.	Jinan Delin Education and Training School

38.	Jinan Puxin Education Technology Company Limited

39.	Shandong Daozhen English Professional School

40.	Jinan Tianqiao Puxin Education and Training School

41.	Nanjing Dreamtown Education Information Consulting Company Limited

42.	Jinan Qifa Education Consulting Company Limited

43.	Jinan Qiru Education and Training School

44.	Beijing YESSAT Education Consulting Company Limited

45.	Nanjing Diyou Investment Management Company Limited

46.	Nanjing Chuangxin Professional School

47.	Beijing Ruibao Tongqu Education Consulting Company Limited

48.	Chengdu Qidi Wanjuan Education Consulting Company Limited

49.	Chengdu Wuhou Shucai Education and Training School

50.	Chengdu Jinniu Shucai School

51.	Chengdu Jinjiang Shucai Training School

52.	Shenyang Puxin Elite Education Consulting Company Limited

53.	Tianjin Puxing Education Technology Company Limited

54.	Beijing Shangxin Education Technology Company Limited

55.	Beijing Houpu Education Company Limited

56.	Beijing Quakers Education Consulting Company Limited

57.	Nanjing Xinshangxin Education Consulting Company Limited

58.	Shanghai Xinyinsi Immigration Services Company Limited

59.	Beijing Pule Travel Company Limited

60.	Beijing Pule Education Technology Company Limited

61.	Shenzhen Daiweisi Information Consulting Company Limited

62.	Shenzhen Futian Daiweisi English Training Center

63.	Shenzhen Milestone Education Technology Company Limited

64.	Beijing Puda Education Technology Company Limited

65.	Shaoxing Puxin Education Information Consulting Company Limited

66.	Shaoxing Yuecheng Lingxian Education and Training School

67.	Yunnan Pude Education Information Consulting Company Limited

68.	Luzhou Puxing Culture Communication Company Limited

69.	Luzhou Hanlin Education Center

70.	Xi’an Puxin Shanghe Cultural Development Company Limited

71.	Xi’an Yangjian Culture Training Center

72.	Xi’an Chang’an Yangjian Culture and Education Training Center

73.	Guizhou Puxintian Education Technology Company Limited

74.	Qingzhen Tiantian English Training School

75.	BaiyunTiantian Foreign Language School

76.	Guiyang Wudang Tiantian Foreign Language School

77.	Guiyang Huaxi Tiantian Training School

78.	Guiyang Yunyan Tiantian Education and Training School

79.	Beijing Meikaida Education Technology Company Limited

80.	Tianjin Xinsiyuan Culture Communication Company Limited

81.	Tianjin Nankai Chengjia Training Center

82.	Dalian Pude Education Consulting Company Limited

83.	Dalian Xigang Tongfang Technology Culture Training School

84.	Ningbo Puxin Education Technology Development Company Limited

85.	Ningbo Yinzhou Puxin Weien Education and Training School

86.	Ningbo Haishu Weien Education and Training School

87.	Ningbo Haishu Xiaoxingxing Foreign Language Training School

88.	Ningbo Jiangbei Weien Education and Training School

89.	Ningbo Yinzhou Weien Education and Training School

90.	Shenyang Pude Education Technology Company Limited

91.	Shenyang Tiexi Zhongying Education and Training Center

92.	Shenyang Huanggu Zhongying Children Education and Training School

93.	Jilin Puxin Educational Technology Company Limited

94.	Jilin Chuanying Shiji Dongfang Training School

95.	Luoyang Pucai Education Technology Company Limited

96.	Luoyang Luolong Rainbow Education and Training School

97.	Luoyang Jianxi Rainbow Education and Training School

98.	Luoyang Gaoxin Rainbow Education and Training School

99.	Guangzhou Yingxun Lixiang Education Information Consulting Company Limited

100.	Guangzhou Yuexiu Lixiang Training Center

101.	Guangzhou Yingxun English Training Center

102.	ZMN International Education Consulting (Beijing) Company Limited

103.	Beijing Haidian ZMN Education and Training School

104.	Henan ZMN Education Consulting Company Limited

105.	Zhengzhou Jinshui Wude Paike Foreign Language Training Center

106.	Kunming ZMN Education Information Consulting Company Limited

107.	Shaanxi ZMN Culture Communication Company Limited

108.	ZMN Culture Communication (Shanghai) Company Limited

109.	ZMN Education Consulting (Dalian) Company Limited

110.	Dalian Shahekou ZMN Education and Training School

111.	Qingdao ZMN Education Consulting Company Limited

112.	Qingdao ZMN Foreign Language Training School

113.	Chengdu ZMN Culture Communication Company Limited

114.	Wuhan Wude Paike Culture Communication Company Limited

115.	Taiyuan ZMN Education Consulting Company Limited

116.	Beijing Shaonian Technology Company Limited

117.	Shenyang ZMN Education Consulting Company Limited

118.	Hangzhou ZMN Education Consulting Company Limited

119.	Chongqing ZMN Education Information Consulting Services Company Limited

120.	Shanghai Global Future Education Technology Holdings Limited

121.	Wuhan Tianxia Elite Education Consulting Company Limited

122.	Wuhan Global English Training School

123.	Nanjing Global Education and Training School

124.	Suzhou Yisi Future Education Consulting Company Limited

125.	Suzhou Global Elite Training Center

126.	Nantong Chongchuan Global Education Training Center

127.	Wuxi Global Future Education Consulting Company Limited

128.	Wuxi Global Education Training Center

129.	Ningbo Haishu Elite Global Education Training Center

130.	Global Future (Tianjin) Education Technology Company Limited

131.	Ningbo Yinzhou Elite Global Education Training Center

132.	Beijing Global Zhuoer Elite Culture Communication Company Limited

133.	Wuhan Global English Training School

134.	Beijing Chaoyang Global Education Training Center

135.	Beijing Haidian Global Education Training Center

136.	Shanghai Yangpu Global Education Training Center

137.	Tianjin Heping Global Education Training Center

138.	Shenzhen Global Education Training Center

139.	Shenyang Global Education Training Center

140.	Guangzhou Global Future Education Information Consulting Company Limited

141.	Guangzhou Yuexiu Global Elite Training Center

142.	Shenyang Global Education Training Center (Heping)

143.	Changchun Hafu Cultural Exchange Communication Company Limited

144.	Changchun Chaoyang Global Education and Training School

145.	Shenyang Global Education Training Center (Shenhe)

146.	Chengdu Global English School

147.	Xi’an Yanta AoBo Foreign Language Training School

148.	Changsha Furong Global Education Training Center

149.	Global Wuhu (Beijing) Overseas Study Consulting Company Limited

150.	Beijing Global World-wide Travel Company Limited

151.	Nantong Qiantu Yisi Consulting Company Limited

152.	Pingyin County Daozhen Education and Training School

153.	Tianjin Beichen Shengjia Training School